Coca-Cola Bottling Co. Consolidated

                                       $400,000,000

                                  UNDERWRITING AGREEMENT


                                                         New York, New York
                                                         [Date]


               To the Representatives
                  named in Schedule I
                  hereto of the Under-
                  writers named in
                  Schedule II hereto


               Dear Sirs:

                         Coca-Cola Bottling Co. Consolidated, a Delaware
               corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, (1) the principal amount, if any, of its debt securities (including debt securities convertible into common stock or preferred stock of the Company ("Convertible Debt") identified in Schedule I hereto (such debt securities, including Convertible Debt, the "Debt Securities"), to be issued under an indenture (the
               "Indenture") dated as of              , 1994, between the
               Company and                 , as trustee (the "Trustee");
               (2) the shares of common stock, $1.00 par value, of the Company, if any, identified in Schedule I hereto (the "Common Stock"); (3) the shares of Class C common stock, $1.00 par value, of the Company, if any, identified in
               Schedule I hereto (the "Class C Common Stock"); (4) the shares of preferred stock, $0.01 par value, of the Company, if any, identified in Schedule I hereto (the "Preferred Stock"); (5) the shares of convertible preferred stock, $100.00 par value, of the Company, if any, identified in
               Schedule I hereto (the "Convertible Preferred Stock"); and/or (6) the shares of non-convertible preferred stock, $100.00 par value, of the Company, if any, identified in
               Schedule I hereto (the "Nonconvertible Preferred Stock"). The Debt Securities, Common Stock, Class C Common Stock, Preferred Stock, Convertible Preferred Stock, and Nonconvertible Preferred Stock may be sold either separately

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                                                                          2



               or as units (the "Units") together with any of the foregoing. The Debt Securities, Common Stock, Class C Common Stock, Preferred Stock, Convertible Preferred Stock, and Nonconvertible Preferred Stock described in Schedule I hereto shall collectively be referred to herein as the "Securities". The Common Stock, Class C Common Stock, Preferred Stock, Convertible Preferred Stock, and Nonconvertible Preferred Stock described in Schedule I hereto shall collectively be referred to herein as the "Equity Securities." If the firm or firms listed in
               Schedule II hereto include only the firm or firms listed in
               Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Under-writer as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                         (a)  If the offering of the Securities is a
                    Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                              (i)  The Company meets the requirements for
                         the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registra-tion statement, as so amended, has become effec-tive. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file

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                                                                          3



                         with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supple-ment shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Pro-spectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                             (ii)  The Company meets the requirements for
                         the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospec-tus, for registration under the Act of the offer-ing and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either
                         (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effective-ness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effec-tive Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supple-ment or such amendment and form of final prospec-tus supplement shall contain all Rule 430A Infor-mation, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the

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                                                                          4


                         Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execu-tion Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                         (b)  On the Effective Date, the Registration
                    Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with
                    Rule 424(b) and on the Closing Date, the Final Pro-spectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939
                    (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or neces-sary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a mate-rial fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion
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                                                                          5



                    in the Registration Statement or the Final Prospectus (or any supplement thereto).

                         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.
                    "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic

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                                                                          6


                    Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the secu-rities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration state-ment at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount or number of shares or Units of Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, in the case of Debt Securities, if Schedule I hereto provides for the sale of such Debt Securities pursuant to delayed delivery arrangements, the respective principal amount of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the

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                                                                          7



               respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                         (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule II hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Debt Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where such sales of Contract Securities arranged by the Underwriters have been approved by the Company (it being understood that the Company may reasonably withhold such approval) but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount set forth in Schedule I hereto and the aggregate principle amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in
               Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Secu-rities to be purchased by each Underwriter as set forth in
               Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total prin-cipal amount of Securities to be purchased by all Under-writers shall be the aggregate principal amount forth in

               Schedule II hereto less the aggregate principal amount of Contract Securities.


                         3. Delivery and Payment. Delivery of and payment for the Underwriter's Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in
               Section 8 hereof (such date and time of delivery and payment for the Underwriter's Securities being herein called the "Closing Date"). Delivery of the Underwriter's Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwriter's Securities shall be made at such location as the Representatives shall reason-ably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriter's Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

                         The Company agrees to have the Underwriter's
               Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.


                         4. Agreements. The Company agrees with the several Underwriters that:

                         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supple-ment (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supple-ment thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Repre-sentatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Regis-tration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supple-ment to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threaten-ing of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securi-ties for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be neces-sary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph
                    (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                         (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                         (d) The Company will furnish to the Representa-tives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhib-its thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                         (e) The Company will arrange for the qualifica-tion of the Securities and any Debt Securities, Common Stock, Class C Common Stock, Preferred Stock, Convertible Preferred Stock, or Nonconvertible Preferred Stock that may be issuable pursuant to the exercise, conversion or exchange, as the case may be, of the Securities offered by the Company, for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors, and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering.

                         (f) Until the business date set forth on Sched-ule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued or guaranteed by the Company (other than the Securities) and other than (i) as specified in Schedule I, or (ii) sales of Equity Securities to The Coca-Cola Company pursuant to its rights under the Stock Rights and

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                                                                         11



                    Restrictions Agreement (the "Stock Agreement") dated as of January 27, 1989.

                         (g) The Company will arrange for the listing of any Equity Securities upon notice of issuance on any national securities exchange or automated quotation system designated in Schedule I hereto.

                         (h) The Company confirms as of the date hereof that it is in compliance with all provisions of
                    Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                         5. Conditions to the Obligations of the Under-writers. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accu-racy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement

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                                                                         12



                    thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                         (b)  The Company shall have furnished to the
                    Representatives the opinion of Witt, Gaither & Whitaker, P.C., counsel for the Company, dated the Closing Date, to the effect that:

                                (i) each of the Company, Coca-Cola Bottling
                            Co. Affiliated, Inc., Coca-Cola Bottling Company of Mobile, Inc., Coca-Cola Bottling Company of Nashville, Inc., Coca-Cola Bottling Company of Roanoke, Inc., Columbus Coca-Cola Bottling Company, Fayetteville Coca-Cola Bottling Company, Panama City Coca-Cola Bottling Company, Tennessee Soft Drink Production Company, The Coca-Cola Bottling Company of West Virginia, Inc., Metrolina Bottling Company, COBC, Inc., ECBC, Inc., MOBC, Inc., NABC, Inc., PCBC, Inc., ROBC, Inc., WCBC, Inc., and WVBC, Inc. (individually a "Subsidiary" and collectively the "Subsidiaries"), is duly incorporated and validly exists as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties, and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, other than jurisdictions, except where the failure so to qualify would not have a material adverse effect.

                                (ii) the Company's 50% owned affiliate,
                            Piedmont Coca-Cola Bottling Partnership
                            ("Piedmont") is a general partnership duly organized and validly existing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties, and to conduct its business as described in the Final Prospectus and each of its corporate partners is duly registered and qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction which requires such qualification wherein Piedmont owns or leases material properties or conducts material business, other than jurisdictions, except where the failure so to qualify would not have a material adverse effect.

                                (iii) all the  outstanding shares of capital
                            stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries and the 50% partnership interest in Piedmont are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                                 (iv) the Company's authorized equity capital-
                            ization is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any securities exchange or automated quotation system, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange or automated quotation system and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                                 (v) in the case of an offering of Debt
                            Securities, the Indenture has been duly
                            authorized, executed and delivered, and has been duly qualified under the Trust Indenture Act; the Indenture constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law); and the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company, be convertible or exercisable for other securities of the Company in accordance with their terms as set forth in the Final Prospectus, as the case may be, and will be entitled to the benefits of the Indenture; if the Debt Securities are convertible or exercisable into Equity Securities, the shares of Equity Securities issuable upon such conversion or exercise will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of such Equity Securities will have been duly authorized and issued, will be fully paid and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the holders of outstanding capital stock of the Company have no preemptive rights with respect to any of such shares of Equity Securities issuable upon such conversion, except as provided in the Stock Agreement;

                                 (vi) in the case of an offering of Common Stock
                            or Class C Common Stock, the shares of Common
                            Stock or Class C Common Stock have been duly and validly authorized and, when issued and delivered and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable and will conform to the description thereof contained in the Final Prospectus; the Common

                            Stock has been duly authorized for listing, subject to official notice of issuance, on the National Association of Securities Dealers Automated Quotation National Market System; the certificates for the Common Stock or Class C Common Stock are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company, are not entitled to preemptive or other rights to subscribe for the Common Stock or Class C Common Stock, except as provided in the Stock Agreement.

                                 (vii) in the case of an offering of Preferred
                            Stock, Convertible Preferred Stock or
                            Nonconvertible Preferred Stock, the Company has authorized capital stock as set forth in the Final Prospectus; the shares of Preferred Stock, Convertible Preferred Stock, or Nonconvertible Preferred Stock being delivered at such Closing Date have been duly and validly authorized and, when issued and delivered and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the shares of Preferred Stock, Convertible Preferred Stock, or Nonconvertible Preferred Stock conform to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Preferred Stock, Convertible Preferred Stock or Nonconvertible Preferred Stock, except as provided in the Stock Agreement. If the shares of Preferred Stock or Convertible Preferred Stock being delivered at such Closing Date are convertible or exchangeable into Common Stock or other securities (including Securities), such shares of Preferred Stock or Convertible Preferred Stock are, and the Contract Securities, when so issued, delivered and sold, will be, convertible or exchangeable into Common Stock or such other securities in accordance with their terms; the shares of such Common Stock or other securities initially issuable upon conversion or exchange of such shares of Preferred Stock or Convertible Preferred Stock will have been duly authorized and reserved for issuance upon such conversion or exchange and, when issued upon such conversion or exchange, will be duly issued, fully paid and nonassessable; the outstanding shares of such

                            Common Stock have been duly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Prospectus;

                                 (viii) to the best knowledge of such counsel,
                            there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or Piedmont, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company, its subsidiaries and Piedmont fairly summarize such matters;

                                 (ix) the Registration Statement has become
                            effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effec-tiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Regis-tration Statement contained any untrue statement of a material fact or omitted to state any materi-al fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                 (x) this Agreement has been duly authorized,
                            executed and delivered by the Company;

                                 (ix) any Delayed Delivery Contracts have been
                           duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect and by general equitable principles, including, without limitation, concepts of materiality, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law);

                                 (xii) no consent, approval, authorization or
                           order of any court or governmental agency or body is required for the consummation of the trans-actions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                                (xiii) neither the execution and delivery of the
                           Indenture, the issue and sale of the Securities, nor the consummation of any other of the transac-tions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery
                           Contracts will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries or Piedmont is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries or Piedmont of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries or Piedmont;

                                (xiv) the information, if any, in the Final
                           Prospectus under "Taxation", has been reviewed by them and constitutes a complete and accurate summary of the matters disclosed thereunder;

                                (xv) no holders of securities of the Company
                           have rights to the registration of such securities under the Registration Statement; and

                                (xvi) such other legal opinions as are set forth
                           on Schedule I hereto.

                    In rendering such opinion, Witt, Gaither & Whitaker, P.C. may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Delaware, Tennessee and North Carolina or the United States, to the extent deemed proper and speci-fied in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                         (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Regis-tration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                         (d)  The Company shall have furnished to the
                    Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                              (i) the representations and warranties of the
                         Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                              (ii) no stop order suspending the effective-
                         ness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threat-ened; and

                              (iii) since the date of the most recent finan-
                         cial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business affairs, properties or business prospects of the Company and its subsidiaries or Piedmont, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                         (e) At the Closing Date, Price Waterhouse shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satis-factory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information in accordance with, and as described in, Statement of Auditing Standards No. 71 for the latest unaudited financial statements in or incorporated in the Registration Statement or the Final Prospectus and stating in effect that:

                              (i) in their opinion the audited financial
                         statements and financial statement schedules and any pro forma financial statements of the Company and its subsidiaries and of Piedmont included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Ex-change Act and the related published rules and regulations;

                              (ii) on the basis of a reading of the latest
                         unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public
                         Accountants under Statement of Auditing Standards
                         No. 71, of the unaudited interim financial information of the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter;
                         a reading of the minutes of the meetings of the stockholders, directors and the executive, finance, audit, pension and compensation committees of the Company and the Subsidiaries and of the partnership proceedings of Piedmont; and inquiries of certain officials of the Company and Piedmont who have responsibility for financial and accounting matters of the Company and its subsid-iaries and of Piedmont as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                                   (1) any unaudited financial statements
                              included or incorporated in the Registration
                              Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial state-ments included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                                   (2) with respect to the period
                              subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any increases, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries and of Piedmont or capital stock of the Company, or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Pro-spectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net sales, gross margin, income from operations, income before income taxes and effect of accounting changes or in total or per share amounts of net income applicable to common stockholders of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                   (3) the information included in the
                              Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                                   (4) the amounts included in any
                              unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;


                               (iii) they have performed certain other speci-
                         fied procedures as a result of which they deter-mined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical informa-tion derived from the general accounting records of the Company, its subsidiaries and Piedmont) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the

                         Final Prospectus, agrees with the accounting records of the Company, its subsidiaries and Piedmont, excluding any questions of legal interpretation; and

                               (iv) if unaudited pro forma financial
                         statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regula-tion S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                         References to the Final Prospectus in this para-
               graph (e) include any supplement thereto at the date of the letter.

                         In addition, except as provided in Schedule I
               hereto, at the Execution Time, Price Waterhouse shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

                         (f)  Subsequent to the Execution Time or, if
                    earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or
                    (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, its subsidiaries and Piedmont the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                         (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                         (h) At the Execution Time, the Company shall have furnished to the Representatives a letter from each officer and director of the Company and certain major shareholders specified in Schedule I hereto, addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Equity Securities beneficially owned by such person or any securities convertible into, or exchangeable for, shares of such Securities for a period specified in
                    Schedule I hereto following the Execution Time without the prior written consent of the Representatives.

                         (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further legal opinions, information, certificates and documents as the Representatives may reasonably request.

                         (j)  The Company shall have accepted Delayed
                    Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                         If any of the conditions specified in this Sec-
               tion 5 shall not have been fulfilled in all material re-spects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Repre-sentatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                         The documents required to be delivered by this
               Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not con-summated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of one Underwriters' counsel and one local counsel in each jurisdiction) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Under-writer, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwrit-er within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or other-wise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as in-curred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agree-ment will be in addition to any liability which the Company may otherwise have.

                         (b) Each Underwriter severally agrees to indem-nify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Under-writer, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the state-ments set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writ-ing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni-fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem-nified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indem-nified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reason-able fees, costs and expenses of such separate counsel if
               (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemni-fied parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified par-ties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnifica-tion or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemni-fied party from all liability arising out of such claim, action, suit or proceeding.

                         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no such case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securi-
               ties) be responsible for any amount in excess of the under-writing discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavail-able for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deduct-ing expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwrit-ers agree that it would not be just and equitable if contri-bution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Sec-tion 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount or number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount or number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount or number of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock or Class C Common Stock shall have been suspended by the New York Stock Exchange or National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on [either of] such Exchange or market system, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or tele-graphed and confirmed to them, at the address specified in
               Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1900 Rexford Road, Charlotte, NC 28211, attention of the Treasurer, with a copy sent to the Company's counsel, Witt, Gaither & Whitaker, P.C., at 1100 American National Bank Building, Chattanooga, Tennessee 37402.

                         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                         13.  Applicable Law.  This Agreement will be
               governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

                         If the foregoing is in accordance with your under-
               standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                             Very truly yours,

                                             Coca-Cola Bottling Co.
                                             Consolidated,

                                             By: ..........................
                                                 Name:
                                                 Title:



               The foregoing Agreement is
               hereby confirmed and accepted
               as of the date specified in
               Schedule I hereto.

               By:  Salomon Brothers Inc
                    Citicorp Securities, Inc.

               By:
                  ...........................
                  Name:
                  Title:


               For themselves and the other
               several Underwriters, if any,
               named in Schedule II to the
               foregoing Agreement.

                                        SCHEDULE I


                                       Common Stock

                                   Class C Common Stock

                                      Preferred Stock

                                Convertible Preferred Stock

                              Nonconvertible Preferred Stock


               Underwriting Agreement dated

               Registration Statement No. 33-

               Representative(s):

               Designation, Purchase Price and Description:

               Designation:

               Liquidation preference per share:

               Number of shares:

               Purchase price per share (include accrued dividends, if any):


               Other provisions:

               Over-allotment option:

               Other provisions of or Amendments to Underwriting Agreement:

               Deposit Agreement:  Terms and Conditions

               Purchased Securities Closing Date and Time:

               Delayed Delivery Arrangements:

                    Fee:

                    Minimum principal amount of each contract:

                    Maximum aggregate principal amount of all contracts:

               Convertibility into Common Stock:

               Exchangeability into Debt Securities:





               Section 4(g) Listing upon notice of issuance on any national securities exchange or automated quotation system:



               Section 5(h) provisions:



               Modification of items to be covered by the letter from Price Waterhouse delivered pursuant to Section 5(e) at the Execution Time:

               Supplemental matters to be covered by the opinion of Witt, Gaither & Whitaker, P.C. to be delivered pursuant to
               Section 5(b):

                                           Units


               Title and principal amount of Debt Securities or title and number of shares of Common Stock, Class C Common Stock, Preferred Stock, Convertible Preferred Stock, or
               Nonconvertible in one Unit:




               Purchase Price and currency:



               Section 4(g) Listing upon notice of issuance on any national securities exchange or automated quotation system:



               Detachable Date:



               Overallotment option:





               Other provisions:





               Section 5(h) provisions:



               Delayed Delivery:



                    [None]

                    [Underwriters' commission shall be __% of the principal

                    amount of Designated Securities for which Delayed

                    Delivery Contracts have been entered into and the check

                    given in payment of such commission shall be drawn to

                    the order of _____________]



                    [Maximum aggregate principal amount of Designated

                    Securities to be offered and sold pursuant to Delayed

                    Delivery Contracts:  [$]_______________]



                    [Minimum principal amount of each Delayed Delivery

                    Contract:  [$]______________]

                                    SCHEDULE II



                                 Delayed Delivery Contract


                                                                     [Date]


               [Insert name and address
                 of lead Representative]


               Dear Sirs:

                         The undersigned hereby agrees to purchase from
               Coca-Cola Bottling Co. Consolidated, and the Company agrees
               to sell to the undersigned, on         , 19  , (the
               "Delivery Date"),        [principal amount] of the Company's
                                             (the "Securities") offered by
               the Company's Prospectus dated           , 1994, and related
               Prospectus Supplement dated           , 19  , receipt of a
               copy of which is hereby acknowledged, at a [purchase price
               of    % of the] [principal amount] [liquidation preference]
               [price per share] [thereof, plus] [accrued interest] [amortization of original issue discount], if any, thereon
               from           , 19  , to the date of payment and delivery,
               and on the further terms and conditions set forth in this contract.

                         Payment for the Securities to be purchased by the
               undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the under-signed of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or tele-graphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount or number of Securities to be purchased by the undersigned on the Delivery Date.

                         The obligation of the undersigned to take delivery
               of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and
               (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount or number of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

                         This contract will inure to the benefit of and be
               binding upon the parties hereto and their respective succes-sors, but will not be assignable by either party hereto without the written consent of the other.

                         It is understood that acceptance of this contract
               and other similar contracts is in the Company's sole discre-tion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                         This agreement shall be governed by and construed
               in accordance with the laws of the State of New York.


                                             Very truly yours,



                                             ..............................
                                                (Name of Purchaser)


                                         By
                                           ................................
                                           (Signature and Title of Officer)


                                         ..................................
                                                     (Address)


               Accepted:


               Coca-Cola Bottling Co.
                 Consolidated

               By
                 ......................
                 Name:
                 Title: